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                                                                Exhibit 10.2

                        AMENDMENT AND EXCHANGE AGREEMENT

          AMENDMENT AND EXCHANGE AGREEMENT (the "AGREEMENT"), dated as of October 14, 2003, by and between Midway Games Inc., a Delaware corporation, with headquarters located at 2704 West Roscoe Street, Chicago, Illinois 60618 (the "COMPANY"), and Portside Growth and Opportunity Fund (the "INVESTOR").

          WHEREAS:

          A. The Company, the Investor and certain other investors (the "OTHER INVESTORS"; and collectively with the Investor, the "INVESTORS") are parties to that certain Securities Purchase Agreement, dated as of May 16, 2003 (the "SECURITIES PURCHASE AGREEMENT"), pursuant to which, among other things, the Investor purchased from the Company (i) 1,750 shares of the Company's Series C Convertible Preferred Stock (the "INITIAL SERIES C SHARES"), which are convertible into shares of the Company's common stock, par value $0.01 per share (the "COMMON STOCK") (as converted, the "INITIAL SERIES C CONVERSION SHARES"), in accordance with the terms of the Company's Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock (the "SERIES C CERTIFICATE OF DESIGNATIONS"), and (ii) warrants (the "WARRANTS") to acquire up to 326 additional shares of Common Stock (as exercised collectively, the "WARRANT SHARES") for each Initial Series C Share purchased by the Investor on the Initial Closing Date (as defined in the Securities Purchase Agreement).

          B. Subject to the terms and conditions set forth in the Securities Purchase Agreement, the Investor has the right to purchase, and the Company is required to sell, in the aggregate, up to an additional 625 shares of Preferred Stock (the "ADDITIONAL SERIES C SHARES").

          C. Contemporaneously with the execution and delivery of the Securities Purchase Agreement, the Company and the Investors entered into a Registration Rights Agreement, dated as of May 16, 2003 (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 ACT"), and the rules and regulations promulgated thereunder, and applicable state securities laws.

          D. A registration statement on Form S-3 (Registration No. 333-106643) filed by the Company covering the resale of all of the Initial Series C Conversion Shares and the Warrant Shares has been declared effective by the SEC (the "EFFECTIVE REGISTRATION STATEMENT").

          E. The Company and the Investor desire to enter into this Agreement, pursuant to which, among other things, (i) the Investor shall exchange all of the Investor's Initial Series C Shares (the "INVESTOR SHARE EXCHANGE AMOUNT") for an identical amount of shares of Series D Convertible Preferred Stock (the "INITIAL SERIES D SHARES") which shall be convertible into Common Stock (as converted, the "INITIAL SERIES D CONVERSION SHARES"), in accordance with the terms of the Company's Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock (the "SERIES D CERTIFICATE OF DESIGNATIONS") in the form attached hereto as EXHIBIT A, (ii) the Investor shall exchange all of the Investor's right to purchase Additional Series C Shares for the right to purchase an identical amount of Series D Convertible

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Preferred Stock (the "ADDITIONAL SERIES D SHARES" and together with the Initial
Series D Shares, the "EXCHANGE SHARES") which shall be convertible into Common Stock (as converted, the "ADDITIONAL SERIES D CONVERSION SHARES" and together with the Initial Series D Conversion Shares, the "SERIES D CONVERSION SHARES") and (iii) the Investor shall exchange all of the Warrants for amended and restated warrants (the "EXCHANGE WARRANTS") in the form attached hereto as EXHIBIT B, exercisable for Common Stock (the "EXCHANGE WARRANT SHARES").

          F. The parties hereto desire (i) to amend certain provisions of the Securities Purchase Agreement and (ii) that the Company shall issue Exchange Shares and Exchange Warrants in accordance with the Series D Certificate of Designations and this Agreement.

          G. Contemporaneously with the execution and delivery of this Agreement, the Company and the Investors are executing and delivering a Registration Rights Agreement in the form attached hereto as EXHIBIT C (the "EXCHANGE REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company shall provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

          H. The exchange of the Initial Series C Shares for the Initial Series D Shares, the Warrants for the Exchange Warrants and the right to purchase Additional Series C Shares for the right to purchase Additional Series D Shares is being made in reliance upon the exemption from registration provided by
Section 3(a)(9) of the 1933 Act.

          I. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Securities Purchase Agreement.

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Investor hereby agree as follows:

          1.   EXCHANGE OF INITIAL SERIES C SHARES AND WARRANTS.

               (a) EXCHANGE OF INITIAL SERIES C SHARES AND WARRANTS. Subject to satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, the Investor shall surrender to the Company at the closing contemplated by this Agreement (the "CLOSING") the certificates representing its Initial Series C Shares and its Warrants and the Company shall issue and deliver to the Investor
(i) a certificate for the Investor's Initial Series D Shares, in an amount of one Initial Series D Share for each Initial Series C Share being so exchanged, and (ii) the Exchange Warrants.

               (b) CLOSING DATE. The date and time of the Closing (the "CLOSING DATE") shall be 10:00 a.m., New York Time, on the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 below (or such later date as is mutually agreed to by the Company and the Investor). The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

               (c) CLOSING MECHANICS. On the Closing Date, (i) the Company shall issue and deliver to the Investor certificates representing the Initial Series D Shares (in such

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denominations as the Investor shall request) and the Exchange Warrants, and (ii)
the Investor shall deliver to the Company the Investor's Initial Series C Shares and Warrants for cancellation.

          2.   AMENDMENTS TO TRANSACTION DOCUMENTS.

               (a) SECURITIES PURCHASE AGREEMENT. The Securities Purchase Agreement is hereby amended as follows:

                    (i) All references to "Preferred Shares" shall mean, and are hereby replaced with, the Exchange Shares;

                    (ii) All references to "Additional Preferred Shares" shall mean, and are hereby replaced with, the Additional Series D Shares;

                    (iii) All references to "Conversion Shares" shall mean, and are hereby replaced with, the "Series D Conversion Shares";

                    (iv) All references to "Warrant Shares" shall mean, and are hereby replaced with, the Exchange Warrant Shares;

                    (v) The defined term "Transaction Documents" is hereby amended to include this Agreement and each other similar amendment and exchange agreement of even date herewith in connection with the transactions contemplated by this Agreement (the "OTHER INVESTOR DOCUMENTS");

                    (vi) The defined term "Securities" is hereby amended to include the Dividend Shares (as defined in the Series D Certificate of Designations);

                    (vii) All references to "Registration Rights Agreement" shall mean, and are hereby replaced with, the Exchange Registration Rights Agreement;

                    (viii) The defined term "Principal Market" is hereby amended to mean any of "The New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or The Nasdaq SmallCap Market" where the Common Stock is then traded;

                    (ix) The reference to $7.58 in Section 1(a)(vii) of the Securities Purchase Agreement is hereby deleted and replaced with "$6.00";

                    (x) The percentages referenced in Section 4(f) of the Securities Purchase Agreement are hereby replaced by 130%;

                    (xi) The first sentence of Section 4(h) of the Securities Purchase Agreement is deleted and replaced by Section 4(a) of this Agreement; and

                    (xii) Section 4(i) of the Securities Purchase Agreement is hereby deleted and replaced by Section 4(f) of this Agreement.

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          3.   REPRESENTATIONS AND WARRANTIES

               (a) INVESTOR BRING DOWN. The Investor hereby represents and warrants as to itself only as set forth in Section 2(a)-(g), Section 2(h) as to the Securities Purchase Agreement as amended by this Agreement and as to the Exchange Registration Rights Agreement) and Section 2(i) of the Securities Purchase Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement.

               (b) COMPANY BRING DOWN. The Company represents and warrants to the Investor as set forth in Section 3 of the Securities Purchase Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement (except that all references to the Securities Purchase Agreement shall be deemed to mean such Securities Purchase Agreement as amended hereby, and references to the Registration Rights Agreement shall be deemed to mean the Exchange Registration Rights Agreement); provided that the Schedules to the Securities Purchase Agreement are replaced in their entirety by the Schedules of even date herewith executed and delivered by the Company concurrently herewith (the "NEW SCHEDULES"), the representations and warranties in the Securities Purchase Agreement are qualified in their entirety by the New Schedules (regardless of whether such representations and warranties provide for a Schedule), and references to Quarterly Reports or Current Reports are qualified by disclosures made in any more recent Quarterly Reports or Current Reports filed by the Company with the SEC.

          4.   CERTAIN COVENANTS

               (a) DISCLOSURE OF TRANSACTIONS AND OTHER MATERIAL INFORMATION. On the Closing Date or such later time as shall be agreed between the Company and the Investor, the Company shall issue a press release reasonably acceptable to the Investor disclosing all material terms of the transactions contemplated hereby. As promptly as practicable but in any event not later than 5:30 p.m., New York local time, on the first Trading Day following the Closing Date, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement, the Other Investor Documents, the Series D Certificate of Designations, the Exchange Registration Rights Agreement and the form of the Exchange Warrants and in the form required by the 1934 Act (the "8-K FILING"). Notwithstanding the foregoing, the preceding sentence is not intended to impose any greater disclosure obligation on the Company than is imposed by the 1934 Act and the rules promulgated thereunder. The Company shall provide the Investor with a draft copy of the 8-K Filing as early as practicable prior to the filing. Thereafter, for a period of two years the Company shall provide the Investor promptly after filing with copies of all filings made by the Company with the SEC pursuant to Section 13 or 15 of the 1934 Act. The Company and the Investor shall consult with each other in issuing any press releases or otherwise in making public statements or filings with the SEC or any regulatory agency or Principal Market with respect to the transactions contemplated hereby. Except as set forth above, neither the Investor nor the Company shall issue any press release or otherwise make any public statement, filing or other communication about the transactions contemplated hereby without the prior consent of the other, except if such disclosure is required by law or the rules and regulations of any Principal

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Market, in which case the disclosing party shall promptly provide the other parties with prior notice of such public statement, filing or other communication. The Company shall not, and shall use its reasonable best efforts to cause each of its officers, directors, employees and agents not to, provide the Investor with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing without the express written consent of the Investor.

               (b)  RIGHT OF PARTICIPATION.

                    (i) For purposes of this Section 4(b), the following definitions shall apply.

                           (1) "COMMON STOCK EQUIVALENTS" means, collectively, Options and Convertible Securities.

                           (2) "CONVERTIBLE SECURITIES" means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

                           (3) "OPTIONS" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

                    (ii) From the date hereof until the date that is the 18th month anniversary following the date on which the Initial Registration Statement (as defined in the Exchange Registration Rights Agreement) is declared effective (the "TRIGGER DATE"), the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a "SUBSEQUENT PLACEMENT") unless the Company shall have first complied with this Section 4(b)(ii).

                           (1) The Company shall deliver to the Investor a written notice (the "OFFER NOTICE") of any proposed or intended issuance or sale or exchange (the "OFFER") of the securities being offered (the "OFFERED SECURITIES") in a Subsequent Placement, which Offer Notice shall
     (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) advise the Investors that they have the right to participate in one-third (1/3rd) of the Offered Securities, allocated among the Investors
     (a) based on such Investor's pro rata portion of the aggregate number of Initial Series D Shares acquired by such Investor on the date hereof (the "BASIC AMOUNT"), and (b) if the Investor elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of Other Investors as the Investor

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     shall indicate it will purchase or acquire should the Other Investors subscribe for less than their Basic Amounts (the "UNDERSUBSCRIPTION AMOUNT"). The delivery of an Offer Notice shall not constitute an offer to sell the Offered Securities, which offer and sale shall only be made to the Investor in accordance with, or pursuant to an exemption from, the requirements of the 1933 Act. Before delivery of any Offer Notice meeting the requirements of this Agreement, the Investor shall be informed that such an Offer Notice may be forthcoming, and if the Investor elects to receive such Offer Notice, the Investor acknowledges that such Offer Notice may contain material non-public information, and the Investor would thereby be consenting to receipt of such information.

                           (2) To exercise its right to participate in an Offer, in whole or in part, the Investor must deliver a written notice to the Company prior to the end of the tenth (10th) Business Day after the Investor's receipt of the Offer Notice (the "OFFER PERIOD"), setting forth the portion of the Investor's Basic Amount that the Investor elects to purchase and, if the Investor shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that the Investor elects to purchase (in either case, the "NOTICE OF ACCEPTANCE"). The Notice of Acceptance shall not constitute an offer or commitment to purchase the Offered Securities, which offer or commitment shall only be made in compliance with, or pursuant to an exemption from, the requirements of the 1933 Act. If the Basic Amounts subscribed for by all the Investors are less than the total of all of the Basic Amounts, then the Investor and any Other Investors who have set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amounts that they have subscribed for; PROVIDED, HOWEVER, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the "AVAILABLE UNDERSUBSCRIPTION AMOUNT"), the Investor shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of the Investor bears to the total Basic Amounts of all Investors that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent its deems reasonably necessary.

                           (3) The Company shall have thirty (30) days from the expiration of the Offer Period above to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Investors (the "REFUSED SECURITIES"), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer Notice.

                           (4) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(b)(ii)(3) above), then the Investor may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Investor elected to purchase pursuant to Section 4(b)(ii)(2) above multiplied by a fraction, (i) the numerator of which shall be the number or amount

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     of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Investors pursuant to Section 4(b)(ii)(3) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that the Investor so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Investors in accordance with Section 4(b)(ii)(1) above.

                           (5) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Investors shall acquire from the Company, and the Company shall issue to the Investor, the number or amount of Offered Securities that the Investor elected to purchase, as reduced pursuant to Section 4(b)(ii)(3) above if the Investor has so elected, upon the same terms and conditions as all other securities sold in the Subsequent Placement. The purchase by the Investors of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investors of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Company and the Investor and their respective counsel and prepared in accordance with the 1933 Act.

                           (6) Any Offered Securities not acquired by the Investors or other persons in accordance with Section 4(b)(ii)(3) above may not be issued, sold or exchanged until they are again offered to the Investors under the procedures specified in this Agreement.

                    (iii)  The restrictions contained in subsection (ii) of this
     Section 4(b) shall not apply in connection with any issuance or deemed issuance of (A) any Excluded Securities (as defined in the Series D Certificate of Designations), (B) any Strategic Financing (as defined in the Series D Certificate of Designations but without regard to the proviso in such definition limiting the number of shares issuable thereunder) or
     (C) any underwritten offerings registered with the SEC.

               (c) EXPENSES. The Company shall promptly reimburse the Investor for reasonable legal fees and expenses, to the extent incurred, in connection with the transaction contemplated hereby.

               (d)  THE COMPANY'S SERIES B WARRANTS.

                    (i) AMENDMENT. The Company and the Investor hereby agree that the 14th line of the first paragraph of the Warrant issued to the Investor (F/K/A "Peconic Fund, Ltd.") by the Company on May 22, 2001 (the "SERIES B WARRANT") is hereby amended such that the number "9.99%" set forth thereon is replaced with "4.99%".

                    (ii) The Investor hereby waives the provisions of Section 8(a) of the Series B Warrant solely with respect to the Company's issuance and sale of 9,317,886 shares of Common Stock pursuant to the Securities Purchase Agreement, dated

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     as of October 14, 2003, by and among the Company and the purchasers set forth on the signature pages thereto.

               (e) CANCELLATION OF SERIES C PREFERRED. The Company covenants and agrees that it will not issue any shares of Series C Convertible Preferred Stock and will file a Certificate of Elimination with respect to the Series C Certificate of Designation as promptly as practicable hereafter.

               (f)  [Intentionally Omitted.]

               (g) PROXY STATEMENT. The Company shall provide each stockholder entitled to vote at a special meeting of stockholders of the Company, which meeting shall occur on or before December 15, 2003 (the "STOCKHOLDER MEETING DEADLINE"), a proxy statement or amendment or addendum thereto, which has been previously reviewed by the Investors and a counsel of their choice, soliciting each such stockholder's affirmative vote at such stockholder meeting for approval of the Company's issuance of all of the Securities in accordance with applicable law and the rules and regulations of the Principal Market (such affirmative approval being referred to herein as the "STOCKHOLDER APPROVAL"), and the Company shall use its best efforts to solicit its stockholders' approval of such issuance of the Securities and to cause the Board of Directors of the Company to recommend to the stockholders that they approve such proposal. If the Company fails to hold a meeting of its stockholders by the Stockholder Meeting Deadline, then, as partial relief (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Series D Preferred Shares an amount in cash per Series D Preferred Share convertible into Series D Conversion Shares that would violate the provisions of the 19.99% Rule equal to the product of (i) $10,000; multiplied by
(ii) .02; multiplied by (iii) the quotient of (x) the number of days after the Stockholder Meeting Deadline that a meeting of the Company's stockholders is not held, divided by (y) 30. The Company shall make the payments referred to in the immediately preceding sentence within five days of the earlier of (I) the holding of the meeting of the Company's stockholders, the failure of which resulted in the requirement to make such payments, and (II) the last day of each 30-day period beginning on the Stockholder Meeting Deadline. In the event the Company fails to make such payments in a timely manner, such payments shall bear interest at the rate of 1.5% per month (pro rated for partial months) until paid in full.

          5.   CONDITIONS TO COMPANY'S OBLIGATIONS HEREUNDER.

               The obligations of the Company hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:

               (a) The Investor shall have executed this Agreement and the Exchange Registration Rights Agreement and delivered the same to the Company.

               (b) The Series D Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware.

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               (c)  The Investor shall have delivered to the Company the stock certificate for the Investor's Initial Series C Shares and the Warrants for cancellation.

               (d) The representations and warranties of the Investor shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Investor shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investor at or prior to the Closing Date.

               (e) The Company shall have entered into separate but substantially identical amendment and exchange agreements with each of the Other Investors and all conditions to the closings contemplated by such agreements shall have been satisfied or waived.

          6.   CONDITIONS TO INVESTOR'S OBLIGATIONS HEREUNDER.

               The obligations of the Investor hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

               (a) The Company shall have executed each of this Agreement, the Exchange Registration Rights Agreement and the Exchange Warrants and delivered the same to such Investor.

               (b) The Series D Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware, and a copy thereof certified by the Secretary of State of the State of Delaware shall have been made available to such Investor.

               (c) The Common Stock (x) shall be designated for quotation or listed on the Principal Market and (y) shall not have been suspended by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market; and the Series D Conversion Shares issuable upon conversion of the Initial Series D Shares (without regard to any limitations on conversions) and the Exchange Warrant Shares issuable upon exercise of the Exchange Warrants (without regard to any limitations on exercises) shall be listed (subject to official notice of issuance) upon the Principal Market.

               (d) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Investor shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer.

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               (e)  Such Buyer shall have received the opinion of Shack Siegel
Katz & Flaherty P.C., dated as of the Closing Date, in the form of EXHIBIT D-1, attached hereto, and an opinion of the General Counsel to the Company, in the form of EXHIBIT D-2, attached hereto.

               (f) The Company shall have executed and delivered to the Investor the Certificates and Exchange Warrants (in such denominations as such Investor shall request) for the Initial Series D Shares and the Exchange Warrants being issued to the Investor at the Closing.

               (g) The Board of Directors of the Company shall have adopted resolutions consistent with the transactions contemplated hereby and in a form reasonably acceptable to the Investor (the "RESOLUTIONS").

               (h) The Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Exchange Shares, and the exercise of the Exchange Warrants, at least 17,954,503 shares of Common Stock.

               (i) The Company shall have delivered to the Investor a letter from the Company that is acknowledged and agreed to by the Company's transfer agent acknowledging that the Irrevocable Transfer Agent Instructions dated May 16, 2003 shall also apply to the Series D Conversion Shares and the Exchange Warrant Shares.

               (j) The Company shall have delivered to the Investor a certificate evidencing the incorporation and good standing of the Company and each U.S. Subsidiary in such entity's state of incorporation or organization issued by the Secretary of State of such state of incorporation or organization as of a date within ten days of the Closing Date.

               (k) The Company shall have delivered a good standing certificate to the Investor, certifying the Company's qualification to do business and the good standing of the Company in the State of Illinois as certified by the Secretary of State of the State of Illinois as of a date within ten days of the Closing Date.

               (l) The Company shall have delivered to the Investor a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Delaware as of a date within ten days of the Closing Date.

               (m) The Company shall have delivered to the Investor a secretary's certificate, dated as of the Closing Date, certifying as to (A) the Resolutions, (B) the Certificate of Incorporation and (C) the By-laws, each as in effect at the Closing.

               (n) The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

               (o) The Company shall have delivered to the Investor a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.

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               (p)  The Company shall have delivered to the Investor such other documents relating to the transactions contemplated hereby as the Investor or their counsel may reasonably request.

               (q) The Company (and its rights agent) shall have executed an amendment to its Amended and Restated Rights Agreement in the form of EXHIBIT E attached hereto.

          7.   MISCELLANEOUS.

               (a) GOVERNING LAW; JURISDICTION; JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

               (b) COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

               (c) HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

               (d) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

               (e) ENTIRE AGREEMENT; EFFECT ON PRIOR AGREEMENTS; AMENDMENTS. Except for the Transaction Documents (to the extent any such Transaction Document is not amended by this Agreement), this Agreement supersedes all other prior oral or written agreements among the Investor, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the Investor and to the extent that Other Investors may be affected thereby, by holders of at least 80% of the Exchange Shares then outstanding. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Exchange Shares then outstanding. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents or the Series D Certificate of Designations unless the same consideration also is offered to all of the parties to the Transaction Documents or holders of Exchange Shares, as the case may be. The Company has not, directly or indirectly, made any agreements with any of the Investors relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

               (f) NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

               If to the Company:

                    Midway Games Inc.
                    2704 West Roscoe Street
                    Chicago, Illinois 60618
                    Telephone:    (773) 961-2222
                    Facsimile:    (773) 961-2299
                    Attention:    General Counsel

                    with a copy to:

                    Shack Siegel Katz & Flaherty P.C.
                    530 Fifth Avenue
                    New York, New York 10036
                    Telephone:    (212) 782-0700
                    Facsimile:    (212) 730-1964
                    Attention:    Jeffrey N. Siegel, Esq.

                    If to the Investor:

                    Portside Growth and Opportunity Fund
                    c/o Ramius Capital Group, L.L.C.
                    666 Third Avenue, 26th Floor
                    New York, NY 10017
                    Telephone:    (212) 845-7955
                    Facsimile:    (212) 845-7999
                    Attention:    Jeffrey M. Solomon
                                  Jeffrey Smith


               with a copy to:


                    Schulte Roth & Zabel LLP
                    919 Third Avenue
                    New York, New York 10022
                    Telephone:    (212) 756-2000
                    Facsimile:    (212) 593-5955
                    Attention:    Eleazer Klein, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

               (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Exchange Shares or the Exchange Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of holders of at least 80% of the Exchange Shares then outstanding, including by merger or consolidation, except pursuant to a Change of Control (as defined in Section 4(b) of the Series D Certificate of Designations) with respect to which the Company is in compliance with Section 4 of the Series D Certificate of Designations and Section 4(b) of the Exchange Warrants. The Investor may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Investor hereunder with respect to such assigned rights.

               (h) NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

               (i) SURVIVAL. The representations and warranties of the Company and the Investor contained herein, and the agreements and covenants set forth herein, shall survive the Closing.

               (j) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               (k) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

               (l) REMEDIES. The Investor and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investor. The Company therefore agrees that the Investor shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.


                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Investor and the Company have caused this Amendment and Exchange Agreement to be duly executed as of the date first written above.

COMPANY:                                   INVESTOR:

MIDWAY GAMES INC.                          PORTSIDE GROWTH AND OPPORTUNITY FUND


By:   /s/ David F. Zucker                  By:   /s/ Jeffrey Smith
   ------------------------------------        --------------------------------
   Name:  David F. Zucker                     Name:  Jeffrey Smith
   Title: President and Chief Executive       Title: Authorized Signatory
   Officer

                                LIST OF EXHIBITS

Exhibit A      Series D Certificate of Designations

Exhibit B      Form of Exchange Warrant

Exhibit C      Form of Exchange Registration Rights Agreement

Exhibit D-1    Opinion of Shack Siegel Katz & Flaherty P.C.

Exhibit D-2    General Counsel Legal Opinion

Exhibit E      Amended and Restated Rights Agreement